                        MODIFICATION OF CONSTRUCTION TO
                      PERMANENT LOAN PROMISSORY NOTE AND
               OPEN-END CONSTRUCTION TO PERMANENT MORTGAGE DEED
               ------------------------------------------------


THIS MODIFICATION OF CONSTRUCTION TO PERMANENT LOAN PROMISSORY NOTE AND OPEN-END CONSTRUCTION TO PERMANENT MORTGAGE DEED (the "AGREEMENT"), entered into as of the 31st day of October, 1995, by and between EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having a place of business at 1790 New Britain Avenue, Farmington, Connecticut 06032 (the "BORROWER"), and FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A. a national banking association, having an office at 777 Main Street, Hartford, Connecticut 06115 (the "LENDER").

                             W I T N E S S E T H:

     1. The Borrower executed a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 in the original principal amount of up to $1,000,000 in favor of the Lender (the "NOTE"), which Note is secured by, among other things, an Open-End Construction to Permanent Mortgage Deed from the Borrower in favor of Lender dated August 3, 1995 and recorded in Volume 502 at Page 1024 of the Farmington Land Records (the "MORTGAGE"), encumbering certain real property located in the Town of Farmington as more particularly described in Schedule A to the Mortgage.
   ----------

     2. The Borrower has requested that the Lender (a) extend the Conversion Date (as defined in the Note) to November 30, 1995, (b) extend the date for completion of the Improvements (as defined in the Note) to November 30, 1995, and (c) extend the last date for the making of construction advances under the Note to November 30, 1995.

     3. As a condition to the extension, the Lender requires the Borrower to enter into this Agreement.

     4. In consideration of the foregoing, and for One ($1.00) Dollar and other valuable consideration received to its satisfaction, the Borrower agrees to modify the terms and conditions of the Note and Mortgage as more specifically set forth in this Agreement.


                              TERMS OF AGREEMENT
                              ------------------

     A.   Modification of Note.
          --------------------

          The Borrower and the Lender agree that the terms of the Note are hereby modified in accordance with the following:
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                                      -2-





          1.   Subsection (6)(a) under the Section entitled "A. DEFINITIONS." on
                                                             ---------------
page 2 of the Note is hereby deleted and replaced with the following:

          (a) the Borrower shall give the Lender prior notice of its intent to convert the Loan, which notice shall specify the Conversion Date (the "CONVERSION NOTICE");

          2. The definition of "Conversion Date" on page 3 of the Note is hereby deleted and replaced with the following:

"Conversion Date" shall mean the date, occurring no later than November 30, 1995, on which the Loan is converted from the Construction Loan to the Permanent Loan. Provided that the Lender determines that the Borrower has satisfied the conditions specified in the Note for Conversion, such date shall be the first day of the month occurring on the first day of the month on or after the Conversion Notice.

          3. The last sentence of the first paragraph under the Section entitled "B. CONSTRUCTION LOAN TERMS." on page 5 of the Note is hereby deleted
          ---------------------------
and replaced by the following:

If not sooner paid, the entire outstanding principal sum together with accrued interest thereon shall be due and payable in full on November 30, 1995, unless the Construction Loan is converted to the Permanent Loan pursuant to the terms hereof.

          4.   Subsection (12) of the section entitled "F. EVENTS OF DEFAULT."on
                                                        --------------------
page 8 of the Note is hereby deleted and replaced with the following:

(12) The failure to convert the Loan from the Construction Loan to the Permanent Loan on or before November 30, 1995.

     B.   Modification of Mortgage.
          ------------------------

          The Borrower and Lender hereby agree that the terms of the Mortgage are hereby modified in accordance with the following:

          1. Any and all references in the Mortgage to the term "Note" or words of similar import shall be deemed to mean and refer to the Note as modified by this Modification Agreement.

          2.   The form of the Note attached as Schedule D to the Mortgage is
                                                ----------
hereby modified in accordance with Section A. above.

          3. The fourth "WHEREAS" clause on page 2 of the Mortgage is hereby deleted and replaced with the following:

WHEREAS, the Borrower agrees to complete the erection of the New Improvements to the satisfaction of the Lender within a reasonable time from the date hereof or at the latest, on or before November 30, 1995; and

          4. Subsection 1.20.A. on page 16 of the Mortgage is hereby deleted and replaced with the following:

A. Immediately proceed with the construction and erection of the New Improvements in accordance with the Plans and not substantially cease said construction and erection for any period of fifteen (15) consecutive days and complete such construction no later than November 30, 1995.

          5. Section 2.1.O on page 19 of the Mortgage is hereby deleted and replaced with the following:

The failure to complete the construction or repair of the Improvements on the Property to the satisfaction of the Lender on or before November 30, 1995.

     C.   Miscellaneous
          -------------

          1. Except as specifically modified hereby, all of the terms and conditions of the Note and Mortgage shall remain in full force and effect, and Borrower hereby ratifies and affirms each of its respect obligations, terms, conditions, covenants, representations and warranties contained therein, except to the extent expressly modified hereby. Borrower agrees to be bound by the terms and conditions of said instruments, as modified by this Agreement.

          2. The rights and duties of the parties under this Agreement shall be governed by the laws of the State of Connecticut.

          3. This Agreement shall be binding upon the Borrower, the Lender and each of their respective successors and assigns.

          4. Nothing contained in this Agreement shall constitute a repayment of the Note, or affect the priority of the lien of the Mortgage.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as a sealed instrument by their duly authorized representatives as of the date first above written.


Witnesses:                                EDAC TECHNOLOGIES CORPORATION


___________________________________



___________________________________       By:___________________________________
                                                   Glenn L. Purple
                                            Its:   Vice President


___________________________________       FLEET NATIONAL BANK OF
                                          CONNECTICUT f/k/a SHAWMUT
                                          BANK CONNECTICUT, N.A.


___________________________________       By:___________________________________

                                            Its:

STATE OF CONNECTICUT     )
                         ) ss.:
COUNTY OF HARTFORD       )

     On this ____ day of December, 1995, before me, personally appeared Glenn L. Purple, known to me to be the Vice President of EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said corporation.



                                          ______________________________________

                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires:________________

STATE OF CONNECTICUT     )
                         ) ss.:
COUNTY OF HARTFORD       )

     On this ____ day of December, 1995, before me, personally appeared ___________________, known to me to be the ______________________ of FLEET
NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed and the free act and deed of said banking association.



                                          ______________________________________

                                          Commissioner of the Superior Court
                                          Notary Public
                                          My Commission Expires: